ALLIANCE FUNDING
                   by SUPERIOR BANK FSB -- SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                1997-2 Sub-Pool 1

               In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of June 1, 1997
          Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-2 Sub-Pool 1
                  for December 26, 1997, the Remittance date.

                       Due period ended: December 1, 1997

--------------------------------------------------------------------------------

 1  Total Actual Principal Collections                             2,754,149.85
 2  Total Actual Interest Collections                              1,256,784.86
 3  Less: Service Fees Previously Remitted                            64,650.10
 4  Additional Proceeds                                                    0.00
                                                                   ------------
 5       Total Collections:                                        3,946,284.61

    Monthly Advances
    ----------------
 6  Delinquent Interest                                              (31,641.80)
 7  Compensating Interest                                             11,444.24
 8  Cross Collateral Deposit                                               0.00
 9  Reserve Withdrawal per Sec. 6.14c                                      0.00
                                                                   ------------
10       Available Remittance Amount:                              3,926,087.05

    Fees
    ----
11  Service Fees                                                      20,190.40
12  Expense Account Deposit:                                           3,057.39
                                                                   ------------
         Adjusted Remittance Amount:                               3,902,839.26

    Remaining Amount Available:
    ---------------------------
13            Adjusted Remittance Amount                           3,902,839.26
14            Insured Payments                                             0.00
15            Supplemental Interest Due                                    0.00
16            Insurance Account Deposit @ 13 bp
                 the Ending Principal Balance                         13,248.71
17            Cross Collateral Withdrawal                                  0.00
18            Class Remittance Amounts                             3,889,590.55
19            Supplemental Interest not Previously
                  Reimbursed                                               0.00
20            Non-Recoverable Advances not
                 Previously Reimbursed                                     0.00
                                                                   ------------
21  Total Remaining Amount Available:                                      0.00
                                                                   ============

    Amount of Reimbursements Pursuant to Sec. 5.04
22       Servicing Fee                                                     0.00
23       Monthly Advances and Servicer Advances                            0.00
24       Other Mortgage Payments                                           0.00
25       Interest Earned on P&I Deposits                                   0.00
26       Additional Servicing Compensation                                 0.00

--------------------------------------------------------------------------------

                                                          ALLIANCE FUNDING
                                             by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                        Designated Servicer
                                                       SERVICER'S CERTIFICATE

                                                         1997-2 Sub-Pool 1

                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                                   Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-2 Sub-Pool 1 for December 26, 1997, the Remittance date.

                                                 Due period ended: December 1, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Total             Class A-1           Class A-2           Class A-3
                                                        --------------       -------------       -------------       -------------
27  Loans Outstanding -- BOM                                      2332
28  Opening Loan Balance                                128,651,570.45       43,239,155.72       14,631,288.11       24,419,115.33
30  Initial Overcollateralization                         3,601,654.87        2,832,922.28          131,685.16          219,778.00
31  Realized Losses, LTD                                          0.00                0.00                0.00                0.00
32  Carryforward Amount                                           0.00                0.00                0.00                0.00
                                                        --------------       -------------       -------------       -------------
33  Total Class Principal Balance                       125,049,915.58       40,406,233.44       14,499,602.95       24,199,337.33
34       Pool Factor per Loan Balance                       95.6901436%         32.1609834%         10.8826504%         18.1627682%
35       Pool Factor per Class Balance                      93.0112577%         30.0538755%         10.7847039%         17.9992988%

36  Excess Spread                                                 0.00
37  Cross Collateral Withdrawal                                   0.00
38  Cross Collateral Deposit                                      0.00                0.00
39  Additional Principal due Class A                        448,835.80          448,835.80
40  Interest Remittance @ Pass-Through Rates                686,604.90          202,067.65           80,593.63          136,322.93
41  Supplemental Interest Remittance                              0.00                0.00                0.00                0.00

    PRINCIPAL REDUCTIONS:
42            Class 1A-5 Lockout Remittance                       0.00
43            Prepayments -- Number                                 42                  42
44            Prepayments -- Dollar                       2,576,127.35        2,576,127.35                0.00                0.00
45            Net Liquidation Proceeds                            0.00                0.00                0.00                0.00
46            Curtailments                                    4,769.01            4,769.01                0.00                0.00
47            Normal and Excess Payments                    173,253.49          173,253.49                0.00                0.00
48            Pre-Funding Account Transfer                        0.00                0.00                0.00                0.00
                                                        --------------       -------------       -------------       -------------
49  Total Principal Remittance                            2,754,149.85        2,754,149.85                0.00                0.00
50  Additional Principal Reduction                          448,835.80          448,835.80                0.00                0.00
                                                        --------------       -------------       -------------       -------------
51  Total Remittance                                      3,889,590.55        3,405,053.30           80,593.63          136,322.93
                                                        ==============       =============       =============       =============

52  Current Month Realized Loss -- Number                            0                   0
53  Current Month Realized Loss -- Dollar                         0.00                0.00

    CLASS PRINCIPAL BALANCE -- EOM
54  Loans Outstanding -- EOM                                      2290
55  Closing Loan Balance                                125,897,420.60       40,485,005.87       14,631,288.11       24,419,115.33
57  Additional Principal Reduction, LTD                   4,050,490.67        3,281,758.08          131,685.16          219,778.00
58  Realized losses, LTD                                          0.00                0.00                0.00                0.00
59  Total Class Principal Balance                       121,846,929.93       37,203,247.79       14,499,602.95       24,199,337.33
60       Pool Factor per Loan Balance                       93.6416262%         30.1124659%         10.8826504%         18.1627682%
61       Pool Factor per Class Balance                      90.6288993%         27.6715170%         10.7847039%         17.9992989%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                           Class A4           Class A-5            Class R
                                                        -------------       -------------       -------------
27  Loans Outstanding -- BOM
28  Opening Loan Balance                                13,117,706.59       33,244,304.70
30  Initial Overcollateralization                          118,062.57          299,206.86
31  Realized Losses, LTD                                         0.00                0.00
32  Carryforward Amount                                          0.00                0.00
                                                        -------------       -------------
33  Total Class Principal Balance                       12,999,644.02       32,945,097.84
34       Pool Factor per Loan Balance                       9.7568590%         24.7268827%
35       Pool Factor per Class Balance                      9.6690448%         24.5043347%

36  Excess Spread                                                                                   0.00
37  Cross Collateral Withdrawal                                                                     0.00
38  Cross Collateral Deposit
39  Additional Principal due Class A
40  Interest Remittance @ Pass-Through Rates                76,264.58          191,356.11
41  Supplemental Interest Remittance                             0.00                0.00

    PRINCIPAL REDUCTIONS:
42            Class 1A-5 Lockout Remittance                                          0.00
43            Prepayments -- Number
44            Prepayments -- Dollar                              0.00                0.00
45            Net Liquidation Proceeds                           0.00                0.00
46            Curtailments                                       0.00                0.00
47            Normal and Excess Payments                         0.00                0.00
48            Pre-Funding Account Transfer                       0.00                0.00
                                                        -------------       -------------
49  Total Principal Remittance                                   0.00                0.00
50  Additional Principal Reduction                               0.00                0.00
                                                        -------------       -------------           ----
51  Total Remittance                                        76,264.58          191,356.11           0.00
                                                        =============       =============           ====

52  Current Month Realized Loss -- Number
53  Current Month Realized Loss -- Dollar

    CLASS PRINCIPAL BALANCE -- EOM
54  Loans Outstanding -- EOM
55  Closing Loan Balance                                13,117,706.59       33,244,304.70
57  Additional Principal Reduction, LTD                    118,062.57          299,206.86
58  Realized losses, LTD                                         0.00                0.00
59  Total Class Principal Balance                       12,999,644.02       32,945,097.84
60       Pool Factor per Loan Balance                       9.7568590%         24.7268827%
61       Pool Factor per Class Balance                      9.6690448%         24.5043347%
-------------------------------------------------------------------------------------------------------------

                                                ALLIANCE FUNDING
                                   by SUPERIOR BANK FSB -- SERVICING DIVISION
                                               Designated Servicer
                                             SERVICER'S CERTIFICATE

                                                1997-2 Sub-Pool 1

         In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                          Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-2 Sub-Pool 1 for December 26, 1997, the Remittance date.

                                       Due period ended: December 1, 1997
---------------------------------------------------------------------------------------------------------------
                                                               Total             Class A-1          Class A-2
                                                           --------------      -------------      -------------
62  Weighted Note Rate -- THIS Remittance                   11.52071 %
63  Weighted Note Rate -- NEXT Remittance                   11.51467 %

64  Related Remittance Period for Libor Rate                 25-Nov-97           thru              25-Dec-97
65  Days in Related Period                                      31

66  Pass-Through Rates                                                           5.80750%           6.67%

67  Weighted Average Remaining Term                           211.64

68  Original Pool -- Principal Balance                      94,729,249.31      35,625,326.78      10,124,599.82
69  Original Pool -- Pre-Funding Account                    40,937,753.72      15,395,676.25       4,375,400.18
70  Original Pool -- Additional Principal Reduction          1,221,003.03       1,221,003.03               0.00
                                                           --------------      -------------      -------------
71  Original Pool Total                                    134,446,000.00      49,800,000.00      14,500,000.00

72  Original Pool -- Number of Loans                           1674
---------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
                                                             Class A-3          Class A4           Class A-5
                                                           -------------      -------------      -------------
62  Weighted Note Rate -- THIS Remittance
63  Weighted Note Rate -- NEXT Remittance

64  Related Remittance Period for Libor Rate
65  Days in Related Period

66  Pass-Through Rates                                        6.76%             7.04%              6.97%

67  Weighted Average Remaining Term

68  Original Pool -- Principal Balance                     16,897,607.98       9,077,227.43      23,004,487.30
69  Original Pool -- Pre-Funding Account                    7,302,392.02       3,922,772.57       9,941,512.70
70  Original Pool -- Additional Principal Reduction                 0.00               0.00               0.00
                                                           -------------      -------------      -------------
71  Original Pool Total                                    24,200,000.00      13,000,000.00      32,946,000.00
72  Original Pool -- Number of Loans
--------------------------------------------------------------------------------------------------------------



    Class A Overcollateralization Reconciliation             Beg. of Month      Current Month       End of Month
    --------------------------------------------             -------------      -------------      -------------
73  Additional Principal Reduction, LTD*                     3,601,654.87         448,835.80       4,050,490.67
74  Cross Collateral Deposits                                        0.00               0.00               0.00
75  Less:  Realized Losses, LTD                                      0.00               0.00               0.00
                                                            -------------         ----------      -------------
76  Overcollateralization of Principal                       3,601,654.87         448,835.80       4,050,490.67
                                                            =============         ==========      =============

77  Base Overcollateralization Required                                                            7,800,852.67
78  Required Overcollateralization Amount                                                          7,800,852.67

    Current Month Subordinated Amount                        Beg. of Month      Current Month       End of Month
    ---------------------------------                        -------------      -------------       ------------
79  Original Subordinated Amount                            16,890,541.87           N/A           16,890,541.87
80  Less: Cumulative Realized Losses                                 0.00               0.00               0.00
81  Plus: Cumulative Additional Proceeds                             0.00               0.00               0.00
                                                            -------------         ----------      -------------
82  Current Subordinated Amount                             16,890,541.87                         16,890,541.87
                                                            =============         ==========      =============
    Nonrecoverable Advance Reconciliation
    -------------------------------------
83  Beginning of Month                                                                  0.00
84  Current Month Unpaid Nonrecoverable Advance                                         0.00
85  Less: Current Month Reimbursement                                                   0.00
                                                                                  ----------
86  End of Month                                                                        0.00

----------------------------------------------------------------------------------------------------------------

                                                  Page 3 of 4

                                                ALLIANCE FUNDING
                                   by SUPERIOR BANK FSB -- SERVICING DIVISION
                                               Designated Servicer
                                             SERVICER'S CERTIFICATE

                                                1997-2 Sub-Pool 1

         In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997
                          Superior Bank FSB -- Servicing Division reports the following information pertaining to Series 1997-2 Sub-Pool 1 for December 26, 1997, the Remittance date.

                                       Due period ended: December 1, 1997
---------------------------------------------------------------------------------------------------------------

                                                            Total              Class A1             Class A2
                                                       ---------------      --------------       --------------
87  Total Class Principal -- Original Pool             $134,446,000.00      $49,800,000.00       $14,500,000.00
88  Interest Remittance Amount                              686,604.90          202,067.65            80,593.63
89  Interest Rate Factor/1000                                 5.106920            4.057583             5.558181

90  Total Principal Collections                           2,754,149.85        2,754,149.85                 0.00
91  Prefunding Account Excess                                     0.00                0.00                 0.00
92  Additional Principal Reduction                          448,835.80          448,835.80                 0.00
                                                       ---------------      --------------       --------------
93  Principal Remittance Amount                           3,202,985.65        3,202,985.65                 0.00
94  Principal Payment Factor/1000                            23.823585           64.316981             0.000000
95  Current Month Ending Principal Factor                   906.288993          747.053168           999.972617

96  Prior Month Principal Factor                            930.112578          811.370149           999.972617

---------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------

                                                         Class A3            Class A4            Class A5
                                                      --------------      --------------      --------------
87  Total Class Principal -- Original Pool            $24,200,000.00      $13,000,000.00      $32,946,000.00
88  Interest Remittance Amount                            136,322.93           76,264.58          191,356.11
89  Interest Rate Factor/1000                               5.633179            5.866506            5.808174

90  Total Principal Collections                                 0.00                0.00                0.00
91  Prefunding Account Excess                                   0.00                0.00                0.00
92  Additional Principal Reduction                              0.00                0.00                0.00
                                                      --------------      --------------      --------------
93  Principal Remittance Amount                                 0.00                0.00                0.00
94  Principal Payment Factor/1000                           0.000000            0.000000            0.000000
95  Current Month Ending Principal Factor                 999.972617          999.972617          999.972617

96  Prior Month Principal Factor                          999.972617          999.972617          999.972617

------------------------------------------------------------------------------------------------------------


                                ALLIANCE FUNDING
                   by SUPERIOR BANK FSB -- SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-2 Sub Pool 2

               In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of June 1, 1997
             and the Insurance Agreement dated as of June 1, 1997,
         Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-2 Sub Pool 2
                  for December 26, 1997, the Remittance date.

                         Period Ended: December 1, 1997

--------------------------------------------------------------------------------

 1  Total Actual Principal Collections                              5,738,425.28
 2  Total Actual Interest Collections                               1,347,657.91
 3  Less: Service Fees Previously Remitted                             82,290.64
 4  Additional Proceeds                                                     0.00
                                                                    ------------
 5       Total Collections:                                         7,003,792.55

    Monthly Advance
    ---------------
 6       Delinquent Interest                                           16,388.50
 7       Compensating Interest                                         27,590.58
 8       Amounts Held for Future Distributions                              0.00
 9  Reserve Withdrawal Per Sec. 6.08 VII                                    0.00
                                                                    ------------
10  Available Remittance Amount:                                    7,047,771.63

         Less: Service Fees                                             8,134.75
11       Less: Expense Account Deposit                                  3,696.12
12       Cross Collateral Deposit                                           0.00
                                                                    ------------
13  Adjusted Remittance Amount:                                     7,035,940.76

    Remaining Amount Available:
    ---------------------------
14       Adjusted Remittance Amount                                 7,035,940.76
15       Insured Payments                                                   0.00
16       Supplemental Interest Due                                          0.00
17       Insurance Account Deposit @ 13bp
              the Ending Class Principal Balance                       16,016.54
18       Class Remittance Amounts                                   7,019,924.22
19       Cross Collateral Withdrawal                                        0.00
20       Supplemental Interest not Previously Reimbursed                    0.00
21       Non-Recoverable Advances not
              Previously Reimbursed                                         0.00
                                                                    ------------
22  Total Remaining Amount Available:                                       0.00
                                                                    ============
    Amount of Reimbursements Pursuant to Sec. 5.04

23       Servicing Fee                                                      0.00
24       Monthly Advances and Servicer Advances                             0.00
25       Other Mortgage Payments                                            0.00
26       Interest Earned on P&I Deposits                                    0.00
27       Additional Servicing Compensation                                  0.00

--------------------------------------------------------------------------------

                                                   ALLIANCE FUNDING
                                      by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                 Designated Servicer
                                                SERVICERS CERTIFICATE

                                                  1997-2 Sub Pool 2

           In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997,
                            Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-2 Sub Pool 2 for December 26, 1997, the Remittance date.

                                            Period Ended: December 1, 1997
---------------------------------------------------------------------------------------------------------------------

                                                           Total                 Class 2-A                 Class R
                                                       --------------          --------------          --------------
28            Number of Loans                                    1334
29  Original Principal Balance                         160,556,477.71          160,556,477.71
31  Initial Overcollateralization                        6,973,064.09            6,973,064.09
32  Realized Losses, LTD                                         0.00                    0.00
33  Carryforward Amount                                          0.00                    0.00
                                                       --------------          --------------
34  Opening Class Principal Balance                    153,583,413.62          153,583,413.62
35            Pool Factor per Loan Balance                 95.8237211%             95.8237211%
36            Pool Factor per Class Balance               100.0000000%            100.0000000%
37  Excess Spread                                                0.00                                      0.00
38  Additional Principal due Class A                       497,572.93              497,572.93
39  Cross Collateral Deposit                                     0.00                    0.00
40  Cross Collateral Withdrawal                                  0.00                                      0.00
41  Interest Remittance                                    783,926.01              783,926.01
42  Supplemental Interest Remittance                             0.00                    0.00

    PRINCIPAL REDUCTIONS:
43            Prepayments -- Number                                39                      39
44            Prepayments -- Dollar                      5,593,129.76            5,593,129.76
45            Net Liquidation Proceeds                           0.00                    0.00
46            Curtailments                                  59,831.07               59,831.07
47            Normal and Excess Payments                    85,464.45               85,464.45
                                                       --------------          --------------
48  Total Principal Remittance                           5,738,425.28            5,738,425.28
49  Additional Principal Reduction                         497,572.93              497,572.93
                                                       --------------          --------------              ----
50  Total Remittance                                     7,019,924.22            7,019,924.22              0.00
                                                       ==============          ==============              ====
51  Carryforward Amount                                          0.00
52  Current Month Realized Loss -- Number                           0                                         0
53  Current Month Realized Loss -- Dollar                        0.00                                      0.00

    CLASS PRINCIPAL BALANCE -- EOM
54            Number of Loans                          #         1295
55  Closing Loan Balance                               154,818,052.43          154,818,052.43
57  Additional Principal Reduction, LTD                  7,470,637.02            7,470,637.02
58  Realized Losses, LTD                                         0.00                    0.00
59  Carryforward Amount                                          0.00                    0.00
                                                       --------------          --------------
60  Closing Class Principal Balance                    147,347,415.41          147,347,415.41
61            Pool Factor per Loan Balance                 92.3988997%             92.3988997%
62            Pool Factor per Class Balance                87.9402553%             87.9402553%

---------------------------------------------------------------------------------------------------------------------

                                                     Page 2 of 4

                                                    ALLIANCE FUNDING
                                       by SUPERIOR BANK FSB -- SERVICING DIVISION
                                                   Designated Servicer
                                                  SERVICERS CERTIFICATE

                                                    1997-2 Sub Pool 2

            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1997 and the Insurance Agreement dated as of June 1, 1997,
                              Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-2 Sub Pool 2 for December 26, 1997, the Remittance date.

                                             Period Ended: December 1, 1997
------------------------------------------------------------------------------------------------------------------------

                                                                        Total             Class A1
                                                                   --------------      --------------
63  Weighted Note Rate -- This Remittance:                           10.31404%
64  Weighted Note Rate -- Next Remittance:                           10.42593%

65  Pass-Through Rate:                                                5.92750%            5.92750%

66  Related Remittance Period:                                       25-Nov-97    thru    25-Dec-97
67  Days in Related Period:                                             31

68  Weighted Average Remaining Term                                   346.38

69  Original Pool -- Principal Balance                             119,164,842.18      119,164,842.18
70  Original Pool -- Pre-Funding Account Balance                    52,861,851.87       52,861,851.87
71  Original Pool -- Initial Overcollateralization                   4,472,694.05        4,472,694.05
                                                                   --------------      --------------
72  Original Pool -- Class Principal Balance                       167,554,000.00      167,554,000.00
73  Original Pool -- Number of Loans                                   1002

------------------------------------------------------------------------------------------------------------------------



    Class A Overcollateralization Reconciliation                 Beginning of Month     Current Month      End of Month
    --------------------------------------------                 ------------------     -------------      -------------
74  Initial Overcollateralization*                                   6,973,064.09          497,572.93       7,470,637.02
75  Cross Collateral Deposits, LTD                                           0.00                0.00               0.00
76  Less:  Realized Losses, LTD                                              0.00                0.00               0.00
                                                                   --------------      --------------      -------------
77  Overcollateralization of Principal                               6,973,064.09          497,572.93       7,470,637.02
                                                                   ==============      ==============      =============
78  Base Overcollateralization Requirement                                                                  7,913,228.20
79  Required Overcollateralization                                                                          7,913,228.20

    Current Month Subordinated Amount                            Beginning of Month     Current Month      End of Month
    ---------------------------------                            ------------------     -------------      -------------
80  Original Subordinated Amount                                    17,804,763.45            N/A           17,804,763.45
81  Less: Cumulative Realized Losses                                         0.00                0.00               0.00
82  Plus: Cumulative Additional Proceeds                                     0.00                0.00               0.00
                                                                   --------------      --------------      -------------
83  Current Subordinated Amount                                     17,804,763.45                          17,804,763.45
                                                                   ==============      ==============      =============
    Nonrecoverable Advance Reconciliation
    -------------------------------------
84  Beginning of Month                                                       0.00
85  Current Month Nonrecoverable Advance                                     0.00
86  Less: Current Month Reimbursment                                         0.00
                                                                   --------------
87  End of Month                                                             0.00
                                                                   ==============

------------------------------------------------------------------------------------------------------------------------

                                                      Page 3 of 4

                                ALLIANCE FUNDING
                   by SUPERIOR BANK FSB -- SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                1997-2 Sub Pool 2

               In accordance with section 6.08 of the Pooling and
                  Servicing Agreement dated as of June 1, 1997
             and the Insurance Agreement dated as of June 1, 1997,
         Superior Bank FSB -- Servicing Division reports the following information pertaining to series 1997-2 Sub Pool 2
                  for December 26, 1997, the Remittance date.

                         Period Ended: December 1, 1997

--------------------------------------------------------------------------------

                                                                     Class A1
                                              ---------------    ---------------
88  Total Class Principal -- Original Pool    $167,554,000.00    $167,554,000.00
89  Interest Remittance Amount                     783,926.01         783,926.01
90  Interest Rate Factor/1000                        4.678647           4.678647

91  Total Principal Collections                  5,738,425.28       5,738,425.28
92  Prefunding Account Transfer                          0.00               0.00
93  Additional Principal Reduction                 497,572.93         497,572.93
                                              ---------------    ---------------
94  Principal Remittance Amount                  6,235,998.21       6,235,998.21
95  Principal Payment Factor/1000                   37.217841          37.217841
96  Principal Factor                               879.402553         879.402553

97  Prior Month Principal Factor                   916.620394         916.620394


* Ending balances 8/1/97 were incorrect. 9/1/97 Opening balances are correct.

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